EXHIBIT 99.2
AT&T Mobility LLC (formerly Cingular Wireless LLC) Income Statement — amounts in millions (unaudited)

	Quarter Ended			Year to Date
	12/31/2006	12/31/2005	% Change	12/31/2006	12/31/2005	% Change

Operating revenues:

Service revenues	$8,795	$7,779	13.1%	$33,756	$30,638	10.2%
Equipment sales	960	1,070	(10.3%)	3,750	3,795	(1.2%)

Total operating revenues	9,755	8,849	10.2%	37,506	34,433	8.9%

Operating expenses:

Cost of services	2,465	2,417	2.0%	9,809	9,318	5.3%

Cost of equipment sales	1,373	1,341	2.4%	5,247	5,069	3.5%

Selling, general and administrative	3,008	2,812	7.0%	11,447	11,647	(1.7%)

Depreciation and amortization	1,582	1,730	(8.6%)	6,436	6,575	(2.1%)

Total operating expenses	8,428	8,300	1.5%	32,939	32,609	1.0%

Operating income	1,327	549	141.7%	4,567	1,824	150.4%
Interest expense	285	292	(2.4%)	1,186	1,260	(5.9%)
Minority interest expense	39	7	457.1%	166	102	62.7%
Equity in net income of affiliates	—	1	(100.0%)	—	5	(100.0%)
Other, net	7	1	600.0%	27	64	(57.8%)
Income before income tax provision	1,010	252	300.8%	3,242	531	510.5%
Provision for income taxes	228	48	375.0%	719	198	263.1%

Net income	$782	$204	283.3%	$2,523	$333	657.7%

Selected Financial and Operating Data for AT&T Mobility LLC (formerly Cingular Wireless LLC) — amounts in millions, except customer data in 000s

	Quarter Ended			Year to Date
	12/31/2006	12/31/2005	% Change	12/31/2006	12/31/2005	% Change

(Amounts in millions, except customer data in 000s)
OIBDA [1]	$2,909	$2,279	27.6%	$11,003	$8,399	31.0%
OIBDA margin [2]	33.1%	29.3%	380 BP	32.6%	27.4%	520 BP
Total Cellular/PCS Customers [3]	60,962	54,144	12.6%	60,962	54,144	12.6%
Net Customer Additions — Cellular/PCS	2,357	1,820	29.5%	6,892	5,006	37.7%
M&A Activity, Partitioned Customers and/or Other Adjs.	(61)	32	(290.6%)	(74)	6	(1333.3%)
Churn — Cellular/PCS [4]	1.8%	2.1%	-30 BP	1.8%	2.2%	-40 BP
ARPU — Cellular/PCS [5]	$49.29	$48.86	0.9%	$49.10	$49.65	(1.1%)
Minutes Of Use Per Cellular/PCS Subscriber [6]	745	700	6.4%	736	680	8.2%
Licensed POPs — Cellular/PCS [7]	296	294	0.7%	296	294	0.7%
Penetration — Cellular/PCS [8]	21.6%	18.9%	270 BP	21.6%	18.9%	270 BP
Capital Expenditures	$2,188	$2,970	(26.3%)	$7,039	$7,475	(5.8%)
Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures — amounts in millions (unaudited)

	Quarter Ended			Year to Date
	12/31/2006	12/31/2005	% Change	12/31/2006	12/31/2005	% Change

Net income	$782	$204	283.3%	$2,523	$333	657.7%
Plus: Interest expense	285	292	(2.4%)	1,186	1,260	(5.9%)
Plus: Minority interest expense	39	7	457.1%	166	102	62.7%
Plus: Equity in net loss of affiliates	—	(1)	(100.0%)	—	(5)	(100.0%)
Plus: Other, net	(7)	(1)	600.0%	(27)	(64)	(57.8%)
Plus: Provision for income taxes	228	48	375.0%	719	198	263.1%

Operating income	1,327	549	141.7%	4,567	1,824	150.4%
Plus: Depreciation and amortization	1,582	1,730	(8.6%)	6,436	6,575	(2.1%)

OIBDA [1]	$2,909	$2,279	27.6%	$11,003	$8,399	31.0%

NM — Not Meaningful
Notes:

[1]	OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from operating income (loss), as calculated in accordance with GAAP, in that it excludes depreciation and amortization. It differs from net income, as calculated in accordance with GAAP, in that it excludes, as presented on our Consolidated Statement of Income: (1) depreciation and amortization, (2) interest expense, (3) minority interest expense, (4) equity in net loss of affiliates, (5) other, net, and (6) provision for income taxes. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

[2]	OIBDA margin is defined as OIBDA divided by service revenues.

[3]	Cellular/PCS customers include customers served through reseller agreements.

[4]	Cellular/PCS churn is calculated by dividing the aggregate number of cellular/PCS customers who cancel service during each month in a period by the total number of cellular/PCS customers. at the beginning of each month in that period.

[5]	ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS customers during the period.

[6]	Total Minutes of Use Per Cellular/PCS Subscriber (MOUs) excludes SMS activity but includes Local Minutes of Use and Outcollect Minutes of Use in the numerator.

[7]	Licensed POPs refers to the number of people residing in areas where we and our partners have licenses to provide cellular or PCS service, including areas where we have not yet commenced service.

[8]	Penetration calculation for 4Q06 is based on licensed “operational” POP’s of 282 million.

AT&T Mobility LLC (formerly Cingular Wireless LLC)
Reconciliation of Reported Results to Normalized Results
(amounts in millions)

Quarter Ended December 31, 2006		Normalized Items
		Integration	AWE Amortization
	GAAP	Costs (1)	Expense (2)	Normalized
Operating revenues:
Service revenues	$8,795	$—	$—	$8,795
Equipment sales	960	—	—	960

Total operating revenues	9,755	—	—	9,755

Operating expenses:
Cost of services	2,465	(79)	—	2,386
Cost of equipment sales	1,373	—	—	1,373
Selling, general and administrative	3,008	(36)	—	2,972
Depreciation and amortization	1,582	(109)	(292)	1,181

Total operating expenses	8,428	(224)	(292)	7,912

Operating income	1,327	224	292	1,843
Interest expense	285	—	—	285
Minority interest expense	39	—	—	39
Equity in net income (loss) of affiliates	—	—	—	-
Other income (expense), net	7	—	—	7
Income before income tax provision	1,010	224	292	1,526
Provision for income taxes	228	36	48	312

Net income	$782	$188	$244	$1,214

Year to Date - December 31, 2006		Normalized Items
		Integration	AWE Amortization
	GAAP	Costs (1)	Expense (2)	Normalized

Operating revenues:
Service revenues	$33,756	$—	$—	$33,756
Equipment sales	3,750	—	—	3,750

Total operating revenues	37,506	—	—	37,506

Operating expenses:
Cost of services	9,809	(229)	—	9,580

Cost of equipment sales	5,247	—	—	5,247

Selling, general and administrative	11,447	(123)	—	11,324

Depreciation and amortization	6,436	(408)	(1,301)	4,727

Total operating expenses	32,939	(760)	(1,301)	30,878

Operating income	4,567	760	1,301	6,628
Interest expense	1,186	—	—	1,186
Minority interest expense	166	—	—	166
Equity in net income (loss) of affiliates	—	—	—	-
Other income (expense), net	27	—	—	27
Income before income tax provision	3,242	760	1,301	5,303
Provision for income taxes	719	125	215	1,059

Net income	$2,523	$635	$1,086	$4,244

Notes to Normalized Financial Data
Our normalized earnings have been adjusted for the following:

(1)	Integration costs and related tax effect resulting from the Cingular acquisition of AT&T Wireless and AT&T, Inc. merger with BellSouth.

(2)	Amortization expense associated with intangible assets recorded for the AT&T Wireless acquisition and the related tax effect.

AT&T Mobility LLC (formerly Cingular Wireless LLC) Income Statement, NORMALIZED — amounts in millions (unaudited)

	Quarter Ended			Year to Date
	12/31/2006	12/31/2005	% Change	12/31/2006	12/31/2005	% Change

Operating revenues:
Service revenues	$8,795	$7,779	13.1%	$33,756	$30,638	10.2%
Equipment sales	960	1,070	(10.3%)	3,750	3,795	(1.2%)

Total operating revenues	9,755	8,849	10.2%	37,506	34,433	8.9%

Operating expenses:
Cost of services	2,386	2,326	2.6%	9,580	9,026	6.1%
Cost of equipment sales	1,373	1,341	2.4%	5,247	5,069	3.5%
Selling, general and administrative	2,972	2,773	7.2%	11,324	11,364	(0.4%)
Depreciation and amortization	1,181	1,133	4.2%	4,727	4,445	6.3%

Total operating expenses	7,912	7,573	4.5%	30,878	29,904	3.3%

Operating income	1,843	1,276	44.4%	6,628	4,529	46.3%
Interest expense	285	292	(2.4%)	1,186	1,260	(5.9%)
Minority interest expense	39	7	457.1%	166	102	62.7%
Equity in net income of affiliates	—	1	(100.0%)	—	5	(100.0%)
Other, net	7	1	600.0%	27	64	(57.8%)
Income before income tax provision	1,526	979	55.9%	5,303	3,236	63.9%
Provision for income taxes	312	168	85.7%	1,059	643	64.7%

Net income	$1,214	$811	49.7%	$4,244	$2,593	63.7%

Selected Financial and Operating Data for AT&T Mobility LLC (formerly Cingular Wireless LLC) — amounts in millions, except customer data in 000s

	Quarter Ended			Year to Date
	12/31/2006	12/31/2005	% Change	12/31/2006	12/31/2005	% Change

(Amounts in millions, except customer data in 000s)
OIBDA — normalized [1]	$3,024	$2,409	25.5%	$11,355	$8,974	26.5%
OIBDA margin — normalized [2]	34.4%	31.0%	340 BP	33.6%	29.3%	430 BP
Total Cellular/PCS Customers [3] **	60,962	54,144	12.6%	60,962	54,144	12.6%
Net Customer Additions — Cellular/PCS **	2,357	1,820	29.5%	6,892	5,006	37.7%
M&A Activity, Partitioned Customers and/or Other Adjs. **	(61)	32	(290.6%)	(74)	6	(1333.3%)
Churn — Cellular/PCS [4] **	1.8%	2.1%	-30 BP	1.8%	2.2%	-40 BP
ARPU — Cellular/PCS [5] **	$49.29	$48.86	0.9%	$49.10	$49.65	(1.1%)
Minutes Of Use Per Cellular/PCS Subscriber [6] **	745	700	6.4%	736	680	8.2%
Licensed POPs — Cellular/PCS 7 **	296	294	0.7%	296	294	0.7%
Penetration — Cellular/PCS 8 **	21.6%	18.9%	270 BP	21.6%	18.9%	270 BP
Capital Expenditures **	$2,188	$2,970	(26.3%)	$7,039	$7,475	(5.8%)
Reconciliations of Normalized Financial Measures to Normalized OIBDA and OIBDA Margin — amounts in millions (unaudited)

	Quarter Ended			Year To Date
	12/31/2006	12/31/2005	% Change	12/31/2006	12/31/2005	% Change

Net income	$1,214	$811	49.7%	$4,244	$2,593	63.7%
Plus: Interest expense	285	292	(2.4%)	1,186	1,260	(5.9%)
Plus: Minority interest expense	39	7	457.1%	166	102	62.7%
Plus: Equity in net loss of affiliates	—	(1)	100.0%	—	(5)	100.0%
Plus: Other, net	(7)	(1)	(600.0%)	(27)	(64)	57.8%
Plus: Provision for income taxes — normalized	312	168	85.7%	1,059	643	64.7%

Operating income — normalized	1,843	1,276	44.4%	6,628	4,529	46.3%
Plus: Depreciation and amortization — normalized	1,181	1,133	4.2%	4,727	4,445	6.3%

OIBDA — normalized [1]	$3,024	$2,409	25.5%	$11,355	$8,974	26.5%

OIBDA margin [2]	33.1%	29.3%	380 BP	32.6%	27.4%	520 BP
Plus: OIBDA margin, integration	1.3%	1.7%	-40 BP	1.0%	1.9%	-90 BP

OIBDA margin — normalized	34.4%	31.0%	340 BP	33.6%	29.3%	430 BP

NM — Not Meaningful

**	Denotes metrics and calculations in this chart that are not impacted by the 1Q06 and YTD 2006 normalization of merger integration costs and AT&T Wireless intangibles amortization expenses.
Notes:

[1]	OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from operating income (loss), as calculated in accordance with GAAP, in that it excludes depreciation and amortization. It differs from net income , as calculated in accordance with GAAP, in that it excludes, as presented on our Consolidated Statement of Income: (1) depreciation and amortization, (2) interest expense, (3) minority interest expense, (4) equity in net loss of affiliates, (5) other, net, and (6) provision for income taxes. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

[2]	OIBDA margin is defined as OIBDA divided by service revenues.

[3]	Cellular/PCS customers include customers served through reseller agreements.

[4]	Cellular/PCS churn is calculated by dividing the aggregate number of cellular/PCS customers who cancel service during each month in a period by the total number of cellular/PCS customers. at the beginning of each month in that period.

[5]	ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS customers during the period.

[6]	Total Minutes of Use Per Cellular/PCS Subscriber (MOUs) excludes SMS activity but includes Local Minutes of Use and Outcollect Minutes of Use in the numerator.

[7]	Licensed POPs refers to the number of people residing in areas where we and our partners have licenses to provide cellular or PCS service, including areas where we have not yet commenced service.

[8]	Penetration calculation for 4Q06 is based on licensed “operational” POP’s of 282 million.

AT&T Mobility LLC (formerly Cingular Wireless LLC) Income Statement — amounts in millions (unaudited)

	Full Year
	2003	3/31/2004	6/30/2004	9/30/2004	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006	6/30/2006	9/30/2006	12/31/2006

Operating revenues:
Service revenues	$14,317	$3,583	$3,833	$3,873	$6,313	$7,419	$7,719	$7,721	$7,779	$8,005	$8,295	$8,661	$8,795
Equipment sales	1,260	384	354	419	806	810	890	1,025	1,070	975	923	892	960

Total operating revenues	15,577	3,967	4,187	4,292	7,119	8,229	8,609	8,746	8,849	8,980	9,218	9,553	9,755

Operating expenses:
Cost of services	3,775	955	983	1,107	1,692	2,144	2,293	2,464	2,417	2,320	2,497	2,527	2,465
Cost of equipment sales	2,031	537	505	585	1,247	1,295	1,230	1,203	1,341	1,327	1,349	1,198	1,373
Selling, general and administrative	5,428	1,372	1,463	1,567	2,947	3,001	2,953	2,881	2,812	2,846	2,757	2,836	3,008
Depreciation and amortization	2,089	553	565	573	1,386	1,675	1,629	1,541	1,730	1,680	1,598	1,576	1,582

Total operating expenses	13,323	3,417	3,516	3,832	7,272	8,115	8,105	8,089	8,300	8,173	8,201	8,137	8,428

Operating income (loss)	2,254	550	671	460	(153)	114	504	657	549	807	1,017	1,416	1,327

Interest expense	856	198	199	200	303	338	326	304	292	297	298	306	285

Minority interest expense	101	27	41	20	(2)	16	41	38	7	41	43	43	39

Equity in net income (loss) of affiliates	(333)	(108)	(95)	(98)	(114)	2	1	1	1	—	—	—	—

Other, net	41	4	1	—	11	20	33	10	1	9	6	5	7

Income (loss) before income tax provision	1,005	221	337	142	(557)	(218)	171	326	252	478	682	1,072	1,010

Provision (benefit) for income taxes	28	6	(2)	—	(62)	22	24	104	48	124	142	225	228

Net income (loss)	$977	$215	$339	$142	$(495)	$(240)	$147	$222	$204	$354	$540	$847	$782

Selected Financial and Operating Data for AT&T Mobility LLC (formerly Cingular Wireless LLC) — amounts in millions, except customer data in 000s

	2003	3/31/2004	6/30/2004	9/30/2004	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006	6/30/2006	9/30/2006	12/31/2006

OIBDA [1]	$4,343	$1,103	$1,236	$1,033	$1,233	$1,789	$2,133	$2,198	$2,279	$2,487	$2,615	$2,992	$2,909
OIBDA margin [2]	30.5%	30.8%	32.2%	26.7%	19.5%	24.1%	27.6%	28.5%	29.3%	31.1%	31.5%	34.5%	33.1%
Integration, AT&T Wireless Intangibles Amortization,Hurricane Costs and BLS Merger Costs	$—	$—	$—	$43	$643	$596	$649	$733	$727	$593	$499	$453	$516
OIBDA — normalized	$4,343	$1,103	$1,236	$1,076	$1,478	$1,894	$2,228	$2,443	$2,409	$2,551	$2,701	$3,079	$3,024
OIBDA margin — normalized	30.5%	30.8%	32.2%	27.8%	23.4%	25.5%	28.9%	31.6%	31.0%	31.9%	32.6%	35.6%	34.4%
Total Cellular/PCS Customers [3]	24,027	24,618	25,044	25,672	49,132	50,350	51,442	52,292	54,144	55,810	57,308	58,666	60,962
Net Customer Additions — Cellular/PCS	2,116	554	428	657	1,699	1,367	952	867	1,820	1,679	1,498	1,358	2,357
M&A Activity, Partitioned Customers and/or Other Adjs.	(14)	37	(2)	(29)	21,761	(149)	140	(17)	32	(13)	—	—	(61)
Churn — Cellular/PCS [4]	2.7%	2.7%	2.7%	2.8%	2.6%	2.2%	2.2%	2.3%	2.1%	1.9%	1.7%	1.8%	1.8%
ARPU — Cellular/PCS [5]	$51.67	$48.30	$50.75	$50.25	$49.51	$49.60	$50.51	$49.65	$48.86	$48.48	$48.84	$49.76	$49.29
Minutes Of Use Per Cellular/PCS Subscriber [6]	446	527	568	598	617	628	692	698	700	698	741	755	745
Licensed POPs — Cellular/PCS [7]	236	240	243	243	291	293	294	294	294	296	296	296	296
Penetration — Cellular/PCS [8]	10.8%	10.9%	11.1%	11.4%	17.2%	17.7%	18.0%	18.3%	18.9%	19.8%	20.0%	20.8%	21.6%
Total Cingular Interactive Customers	789	768	735	653	NA	NA	NA	NA	NA	NA	NA	NA	NA
Net Customer Additions — Cingular Interactive	(28)	(21)	(33)	(82)	NA	NA	NA	NA	NA	NA	NA	NA	NA
Capital Expenditures	$2,734	$334	$783	$634	$1,698	$971	$2,188	$1,346	$2,970	$1,441	$1,582	$1,828	$2,188
Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures — amounts in millions (unaudited)

	2003	3/31/2004	6/30/2004	9/30/2004	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006	6/30/2006	9/30/2006	12/31/2006

Net income (loss)	$977	$215	$339	$142	$(495)	$(240)	$147	$222	$204	$354	$540	$847	$782
Plus: Interest expense	856	198	199	200	303	338	326	304	292	297	298	306	285
Plus: Minority interest expense	101	27	41	20	(2)	16	41	38	7	41	43	43	39
Plus: Equity in net income (loss) of affiliates	333	108	95	98	114	(2)	(1)	(1)	(1)	—	—	—	—
Plus: Other, net	(41)	(4)	(1)	—	(11)	(20)	(33)	(10)	(1)	(9)	(6)	(5)	(7)
Plus: Provision (benefit) for income taxes	28	6	(2)	—	(62)	22	24	104	48	124	142	225	228

Operating income (loss)	2,254	550	671	460	(153)	114	504	657	549	807	1,017	1,416	1,327
Plus: Depreciation and amortization	2,089	553	565	573	1,386	1,675	1,629	1,541	1,730	1,680	1,598	1,576	1,582

OIBDA [1]	$4,343	$1,103	$1,236	$1,033	$1,233	$1,789	$2,133	$2,198	$2,279	$2,487	$2,615	$2,992	$2,909
Plus: Integration costs (excluding depreciation and amortization)	—	—	—	43	245	105	95	149	110	64	86	87	115
Plus: Hurricane costs (excluding depreciation and amortization)	—	—	—	—	—	—	—	96	20	—	—	—	—

OIBDA — normalized [1]	$4,343	$1,103	$1,236	$1,076	$1,478	$1,894	$2,228	$2,443	$2,409	$2,551	$2,701	$3,079	$3,024

Service revenues	14,317	3,583	3,833	3,873	6,313	7,419	7,719	7,721	7,779	8,005	8,295	8,661	8,795
Less: Mobitex data revenues	220	58	59	54	36	18	20	18	17	14	11	7	7

Service revenues used to calculate ARPU	$14,097	$3,525	$3,774	$3,819	$6,277	$7,401	$7,699	$7,703	$7,762	$7,991	$8,284	$8,654	$8,788
In 2003, to be consistent with industry practices, historical consolidated statements of income for all periods presented were reclassified to reflect billings to our customers for the Universal Service Fund (USF) and other regulatory fees as operating revenues and the costs related to payments into the associated regulatory funds as operating expenses. Similar reclassifications have also been made to 2003 and 2004 historical results for certain gross receipts taxes and other fees which are billed to our customers. Operating income and net income for all periods were unaffected.
Notes:

[1]	OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from operating income (loss), as calculated in accordance with GAAP, in that it excludes depreciation and amortization. It differs from net income (loss), as calculated in accordance with GAAP, in that it excludes, as presented on our Consolidated Statement of Income: (1) depreciation and amortization, (2) interest expense, (3) minority interest expense, (4) equity in net income (loss) of affiliates, (5) other, net, and (6) provision (benefit) for income taxes. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

[2]	OIBDA margin is defined as OIBDA divided by service revenues.

[3]	Cellular/PCS customers include customers served through reseller agreements.

[4]	Cellular/PCS churn is calculated by dividing the aggregate number of cellular/PCS customers who cancel service during each month in a period by the total number of cellular/PCS customers. at the beginning of each month in that period.

[5]	ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS customers during the period.

[6]	Prior to 1Q05, the numerator includes Local Minutes of Use.

[7]	Licensed POPs refers to the number of people residing in areas where we and our partners have licenses to provide cellular or PCS service, including areas where we have not yet commenced service. Licensed POPs have been restated in periods 4Q04 through 2Q05 due to a reconciliation of respective licenses.

[8]	Penetration calculation for 4Q06 is based on licensed “operational” POP’s of 282 million.

AT&T Mobility LLC (formerly Cingular Wireless LLC) Income Statement, Normalized — amounts in millions (unaudited)

	Normalized
	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006	6/30/2006	9/30/2006	12/31/2006

Operating revenues:
Service revenues	$6,313	$7,419	$7,719	$7,721	$7,779	$8,005	$8,295	$8,661	$8,795
Equipment sales	806	810	890	1,025	1,070	975	923	892	960

Total operating revenues	7,119	8,229	8,609	8,746	8,849	8,980	9,218	9,553	9,755

Operating expenses:
Cost of services	1,685	2,141	2,274	2,285	2,326	2,302	2,430	2,462	2,386
Cost of equipment sales	1,244	1,295	1,230	1,203	1,341	1,327	1,349	1,198	1,373
Selling, general and administrative	2,712	2,899	2,877	2,815	2,773	2,800	2,738	2,814	2,972
Depreciation and amortization	988	1,184	1,075	1,053	1,133	1,151	1,185	1,210	1,181

Total operating expenses	6,629	7,519	7,456	7,356	7,573	7,580	7,702	7,684	7,912

Operating income	490	710	1,153	1,390	1,276	1,400	1,516	1,869	1,843

Interest expense	303	338	326	304	292	297	298	306	285
Minority interest expense	(2)	16	41	38	7	41	43	43	39
Equity in net income (loss) of affiliates	(114)	2	1	1	1	—	—	—	—
Other, net	11	20	33	10	1	9	6	5	7

Income before income tax provision	86	378	820	1,059	979	1,071	1,181	1,525	1,526

Provision for income taxes	39	120	131	224	168	222	225	300	312

Net income	$47	$258	$689	$835	$811	$849	$956	$1,225	$1,214

Selected Financial and Operating Data for AT&T Mobility LLC (formerly Cingular Wireless LLC) - amounts in millions, except customer data in 000s

	Normalized
	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006	6/30/2006	9/30/2006	12/31/2006

OIBDA [1] (in millions)	$1,478	$1,894	$2,228	$2,443	$2,409	$2,551	$2,701	$3,079	$3,024
OIBDA margin [2]	23.4%	25.5%	28.9%	31.6%	31.0%	31.9%	32.6%	35.6%	34.4%
Total Cellular/PCS Customers 3 (000’s)	49,132	50,350	51,442	52,292	54,144	55,810	57,308	58,666	60,962
Net Customer Additions — Cellular/PCS (000’s)	1,699	1,367	952	867	1,820	1,679	1,498	1,358	2,357
M&A Activity, Partitioned Customers and/or Other Adjs. (000’s)	21,761	(149)	140	(17)	32	(13)	—	—	(61)
Churn — Cellular/PCS [4]	2.6%	2.2%	2.2%	2.3%	2.1%	1.9%	1.7%	1.8%	1.8%
ARPU — Cellular/PCS [5]	$49.51	$49.60	$50.51	$49.65	$48.86	$48.48	$48.84	$49.76	$49.29
Reconciliations of Normalized Financial Measures to Normalized OIBDA and Service Revenues — amounts in millions (unaudited)

	Normalized
	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006	6/30/2006	9/30/2006	12/31/2006

Net income	$47	$258	$689	$835	$811	$849	$956	$1,225	$1,214
Plus: Interest expense	303	338	326	304	292	297	298	306	285
Plus: Minority interest expense	(2)	16	41	38	7	41	43	43	39
Plus: Equity in net (income) loss of affiliates	114	(2)	(1)	(1)	(1)	—	—	—	—
Plus: Other, net	(11)	(20)	(33)	(10)	(1)	(9)	(6)	(5)	(7)
Plus: Provision for income taxes	39	120	131	224	168	222	225	300	312

Operating income	490	710	1,153	1,390	1,276	1,400	1,516	1,869	1,843
Plus: Depreciation and amortization	988	1,184	1,075	1,053	1,133	1,151	1,185	1,210	1,181

OIBDA [1]	$1,478	$1,894	$2,228	$2,443	$2,409	$2,551	$2,701	$3,079	$3,024

Service revenues	6,313	7,419	7,719	7,721	7,779	8,005	8,295	8,661	8,795
Less: Mobitex data revenues	36	18	20	18	17	14	11	7	7

Service revenues used to calculate ARPU	$6,277	$7,401	$7,699	$7,703	$7,762	$7,991	$8,284	$8,654	$8,788
Notes:

[1]	OIBDA is defined as operating income before depreciation and amortization. OIBDA differs from operating income, as calculated in accordance with GAAP, in it excludes depreciation and amortization. It differs from net income, as calculated in accordance with GAAP, in that it excludes, as presented on our Consolidated Statement of Income: (1) depreciation and amortization, (2) interest expense, (3) minority interest expense, (4) equity in net income (loss) of affiliates, (5) other, net, and (6) provision for income taxes. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

[2]	OIBDA margin is defined as OIBDA divided by service revenues.

[3]	Cellular/PCS customers include customers served through reseller agreements.

[4]	Cellular/PCS customer churn is calculated by dividing the aggregate number of cellular/PCS customers who cancel service during each month in a period by the total number of cellular/PCS customers at the beginning of each month in that period.

[5]	ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS customers during the period.

AT&T Mobility LLC (formerly Cingular Wireless LLC) Income Statement, Prior Quarter Normalized Reconciliations — amounts in millions (unaudited)

	Three months ended 09/30/04			Three months ended 12/31/04			Three months ended 3/31/05			Three months ended 6/30/05			Three months ended 9/30/05
	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized
	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results

Operating revenues:
Service revenues	$3,873	$—	$3,873	$6,313	$—	$6,313	$7,419	$—	$7,419	$7,719	$—	$7,719	$7,721	$—	$7,721
Equipment sales	419	—	419	806	—	806	810	—	810	890	—	890	1,025	—	1,025

Total operating revenues	4,292	—	4,292	7,119	—	7,119	8,229	—	8,229	8,609	—	8,609	8,746	—	8,746

Operating expenses:
Cost of services	1,107	(1)	1,106	1,692	(7)	1,685	2,144	(3)	2,141	2,293	(19)	2,274	2,464	(179)	2,285
Cost of equipment sales	585	—	585	1,247	(3)	1,244	1,295	—	1,295	1,230	—	1,230	1,203	—	1,203
Selling, general and administrative	1,567	(42)	1,525	2,947	(235)	2,712	3,001	(102)	2,899	2,953	(76)	2,877	2,881	(66)	2,815
Depreciation and amortization	573	—	573	1,386	(398)	988	1,675	(491)	1,184	1,629	(554)	1,075	1,541	(488)	1,053

Total operating expenses	3,832	(43)	3,789	7,272	(643)	6,629	8,115	(596)	7,519	8,105	(649)	7,456	8,089	(733)	7,356

Operating income	460	43	503	(153)	643	490	114	596	710	504	649	1,153	657	733	1,390

Interest expense	200	—	200	303	—	303	338	—	338	326	—	326	304	—	304
Minority interest expense	20	—	20	(2)	—	(2)	16	—	16	41	—	41	38	—	38
Equity in net income (loss) of affiliates	(98)	—	(98)	(114)	—	(114)	2	—	2	1	—	1	1	—	1
Other , net	—	—	—	11	—	11	20	—	20	33	—	33	10	—	10

Income (loss) before income tax provision	142	43	185	(557)	643	86	(218)	596	378	171	649	820	326	733	1,059

Provision (benefit) for income taxes	—	—	—	(62)	101	39	22	98	120	24	107	131	104	120	224

Net income (loss)	$142	$43	$185	$(495)	$542	$47	$(240)	$498	$258	$147	$542	$689	$222	$613	$835

	Three months ended 12/31/05			Three months ended 3/31/06			Three months ended 6/30/06			Three months ended 9/30/06			Three months ended 12/31/06
	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized
	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results

Operating revenues:
Service revenues	$7,779	$—	$7,779	$8,005	$—	$8,005	$8,295	$—	$8,295	$8,661	$—	$8,661	$8,795	$—	$8,795
Equipment sales	1,070	—	1,070	975	—	975	923	—	923	892	—	892	960	—	960

Total operating revenues	8,849	—	8,849	8,980	—	8,980	9,218	—	9,218	9,553	—	9,553	9,755	—	9,755

Operating expenses:
Cost of services	2,417	(91)	2,326	2,320	(18)	2,302	2,497	(67)	2,430	2,527	(65)	2,462	2,465	(79)	2,386
Cost of equipment sales	1,341	—	1,341	1,327	—	1,327	1,349	—	1,349	1,198	—	1,198	1,373	—	1,373
Selling, general and administrative	2,812	(39)	2,773	2,846	(46)	2,800	2,757	(19)	2,738	2,836	(22)	2,814	3,008	(36)	2,972
Depreciation and amortization	1,730	(597)	1,133	1,680	(529)	1,151	1,598	(413)	1,185	1,576	(366)	1,210	1,582	(401)	1,181

Total operating expenses	8,300	(727)	7,573	8,173	(593)	7,580	8,201	(499)	7,702	8,137	(453)	7,684	8,428	(516)	7,912

Operating income	549	727	1,276	807	593	1,400	1,017	499	1,516	1,416	453	1,869	1,327	516	1,843

Interest expense	292	—	292	297	—	297	298	—	298	306	—	306	285	—	285
Minority interest expense	7	—	7	41	—	41	43	—	43	43	—	43	39	—	39
Equity in net income (loss) of affiliates	1	—	1	—	—	—	—	—	—	—	—	—	—	—	-
Other , net	1	—	1	9	—	9	6	—	6	5	—	5	7	—	7

Income (loss) before income tax provision	252	727	979	478	593	1,071	682	499	1,181	1,072	453	1,525	1,010	516	1,526

Provision (benefit) for income taxes	48	120	168	124	98	222	142	83	225	225	75	300	228	84	312

Net income (loss)	$204	$607	$811	$354	$495	$849	$540	$416	$956	$847	$378	$1,225	$782	$432	$1,214

	Nine months ended 09/30/04			Twelve months ended 12/31/04			Three months ended 3/31/05			Six months ended 6/30/05			Nine months ended 9/30/05
	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized
	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results

Operating revenues:
Service revenues	$11,289	$—	$11,289	$17,602	$—	$17,602	$7,419	$—	$7,419	$15,138	$—	$15,138	$22,859	$—	$22,859
Equipment sales	1,157	—	1,157	1,963	—	1,963	810	—	810	1,700	—	1,700	2,725	—	2,725

Total operating revenues	12,446	—	12,446	19,565	—	19,565	8,229	—	8,229	16,838	—	16,838	25,584	—	25,584

Operating expenses:
Cost of services	3,045	(1)	3,044	4,737	(8)	4,729	2,144	(3)	2,141	4,437	(22)	4,415	6,901	(201)	6,700
Cost of equipment sales	1,627	—	1,627	2,874	(3)	2,871	1,295	—	1,295	2,525	—	2,525	3,728	—	3,728
Selling, general and administrative	4,402	(42)	4,360	7,349	(277)	7,072	3,001	(102)	2,899	5,954	(178)	5,776	8,835	(244)	8,591
Depreciation and amortization	1,691	—	1,691	3,077	(398)	2,679	1,675	(491)	1,184	3,304	(1,045)	2,259	4,845	(1,533)	3,312

Total operating expenses	10,765	(43)	10,722	18,037	(686)	17,351	8,115	(596)	7,519	16,220	(1,245)	14,975	24,309	(1,978)	22,331

Operating income	1,681	43	1,724	1,528	686	2,214	114	596	710	618	1,245	1,863	1,275	1,978	3,253

Interest expense	597	—	597	900	—	900	338	—	338	664	—	664	968	—	968
Minority interest expense	88	—	88	86	—	86	16	—	16	57	—	57	95	—	95
Equity in net income (loss) of affiliates	(301)	—	(301)	(415)	—	(415)	2	—	2	3	—	3	4	—	4
Other, net	5	—	5	16	—	16	20	—	20	53	—	53	63	—	63

Income (loss) before income tax provision	700	43	743	143	686	829	(218)	596	378	(47)	1,245	1,198	279	1,978	2,257

Provision (benefit) for income taxes	4	—	4	(58)	101	43	22	98	120	46	205	251	150	325	475

Net income (loss)	$696	$43	$739	$201	$585	$786	$(240)	$498	$258	$(93)	$1,040	$947	$129	$1,653	$1,782

	Twelve months ended 12/31/05			Three months ended 3/31/06			Six months ended 6/30/06			Nine months ended 9/30/06			Twelve months ended 12/31/06
	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized
	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results

Operating revenues:
Service revenues	$30,638	$—	$30,638	$8,005	$—	$8,005	$16,300	$—	$16,300	$24,961	$—	$24,961	$33,756	$—	$33,756
Equipment sales	3,795	—	3,795	975	—	975	1,898	—	1,898	2,790	—	2,790	3,750	—	3,750

Total operating revenues	34,433	—	34,433	8,980	—	8,980	18,198	—	18,198	27,751	—	27,751	37,506	—	37,506

Operating expenses:
Cost of services	9,318	(292)	9,026	2,320	(18)	2,302	4,817	(85)	4,732	7,344	(150)	7,194	9,809	(229)	9,580
Cost of equipment sales	5,069	—	5,069	1,327	—	1,327	2,676	—	2,676	3,874	—	3,874	5,247	—	5,247
Selling, general and administrative	11,647	(283)	11,364	2,846	(46)	2,800	5,603	(65)	5,538	8,439	(87)	8,352	11,447	(123)	11,324
Depreciation and amortization	6,575	(2,130)	4,445	1,680	(529)	1,151	3,278	(942)	2,336	4,854	(1,308)	3,546	6,436	(1,709)	4,727

Total operating expenses	32,609	(2,705)	29,904	8,173	(593)	7,580	16,374	(1,092)	15,282	24,511	(1,545)	22,966	32,939	(2,061)	30,878

Operating income	1,824	2,705	4,529	807	593	1,400	1,824	1,092	2,916	3,240	1,545	4,785	4,567	2,061	6,628

Interest expense	1,260	—	1,260	297	—	297	595	—	595	901	—	901	1,186	—	1,186
Minority interest expense	102	—	102	41	—	41	84	—	84	127	—	127	166	—	166
Equity in net income (loss) of affiliates	5	—	5	—	—	—	—	—	—	—	—	—	—	—	-
Other, net	64	—	64	9	—	9	15	—	15	20	—	20	27	—	27

Income (loss) before income tax provision	531	2,705	3,236	478	593	1,071	1,160	1,092	2,252	2,232	1,545	3,777	3,242	2,061	5,303

Provision (benefit) for income taxes	198	445	643	124	98	222	266	181	447	491	256	747	719	340	1,059

Net income (loss)	$333	$2,260	$2,593	$354	$495	$849	$894	$911	$1,805	$1,741	$1,289	$3,030	$2,523	$1,721	$4,244

     No integration costs were incurred prior to the third quarter of 2004.
     Quarterly amortization expense (in millions) associated with intangible assets recorded for the AT&T Wireless acquisition is as follows: $398 in 4Q04, $491 in 1Q05, $445 in 2Q05, $396 in 3Q05, $381 in 4Q05, $359 in 1Q06, $336 in 2Q06, $314 in 3Q06, $292 in 4Q06.

AT&T Mobility LLC (formerly Cingular Wireless LLC) Balance Sheet — amounts in millions (unaudited)

	12/31/2006	12/31/2005	Incr(Decr)	% + / -

	(unaudited)	(audited)

Assets
Current assets:
Cash and cash equivalents	$512	$472	$40	8.5%
Accounts receivable — net of allowance for doubtful accounts	4,087	3,622	465	12.8%
Inventories	467	536	(69)	(12.9%)
Prepaid expenses and other current assets	1,922	1,419	503	35.4%

Total current assets	6,988	6,049	939	15.5%
Property, plant and equipment — net	19,687	21,745	(2,058)	(9.5%)
Intangible assets — net	69,510	50,773	18,737	36.9%
Other assets	1,086	752	334	44.4%

Total assets	$97,271	$79,319	$17,952	22.6%

Liabilities and members’ capital
Current liabilities:
Debt maturing within one year	$3,095	$2,036	$1,059	52.0%
Accounts payable and accrued liabilities	7,014	7,972	(958)	(12.0%)

Total current liabilities	10,109	10,008	101	1.0%
Long-term debt to affiliates	6,717	6,717	—	0.0%
Long-term debt to external parties	11,790	12,623	(833)	(6.6%)

Total long-term debt	18,507	19,340	(833)	(4.3%)
Other noncurrent liabilities	7,210	4,450	2,760	62.0%
Minority interests in consolidated entities	601	543	58	10.7%
Members’ capital	60,844	44,978	15,866	35.3%

Total liabilities and members’ capital	$97,271	$79,319	$17,952	22.6%